UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):    August 13, 2002

MILLENNIUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28494	04-3177038
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

75 Sidney Street
Cambridge, Massachusetts 02139
(Address of principal executive offices) (zip code)

(617)  679-7000
 (Registrant's telephone number, including area code)

Not applicable
 (Former name or former address if changed since last report)

Item    5.    Other Events and Regulation FD Disclosure.

        On June 27, 2002, the Securities and Exchange Commission issued Order No. 4-460 requiring the filing of sworn statements by the principal executive officer and principal financial officer of certain companies identified in the order to certify the accuracy and completeness of certain SEC filings made by their respective companies. Although Millennium Pharmaceuticals, Inc. was not included on the list of companies required to comply with the order, on August 13, 2002, Millennium's principal executive officer and principal financial officer voluntarily signed statements under oath in the form required by the order. Copies of these statements are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

Item    7.    Financial Statements and Exhibits.

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM PHARMACEUTICALS, INC. (Registrant)
Date: August 13, 2002	By	/s/ KEVIN P. STARR

Kevin P. Starr
Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Statement Under Oath of Principal Executive Officer
99.2	Statement Under Oath of Principal Financial Officer